SUMMARY PROSPECTUS | February 28, 2025

Virtus Newfleet Multi-Sector Bond ETF
(Ticker: NFLT)

a series of the
ETFIS SERIES TRUST I

The Virtus Newfleet Multi-Sector Bond ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”).
Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices.
The market price for the Fund’s shares may be different from its net asset value per share.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, shareholder reports and financial statements, statement of additional information (SAI), and other information about the Fund online at https://www.virtus.com/investor-resources/etf-documents.

You can also get this information at no cost by contacting your financial intermediary (such as a broker-dealer or bank), by calling the Fund at (888) 383-0553, or by sending an e-mail to: virtus.investment.partners@virtus.com.

The Fund’s prospectus and SAI, both dated February 28, 2025 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

Virtus Newfleet Multi-Sector Bond ETF (the “Fund”) seeks to provide a high level of current income and, secondarily, capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.45%
Other Expenses	0.27%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	0.73%
Fee Waiver and/or Expense Reimbursement(2)	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%

__________

(1)The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)The Fund’s investment adviser, Virtus Investment Advisers LLC (the “Adviser”) has entered into an expense limitation agreement (“Expense Limitation Agreement”) to limit the Fund’s total operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”)) so that such expenses do not exceed 0.49% of the Fund’s average daily net assets through at least February 28, 2026. While the Adviser or the Fund may discontinue the Expense Limitation Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees. Pursuant to the Expense Limitation Agreement, the Adviser may recapture operating expenses waived or reimbursed under this arrangement for a period of three years following the date on which such waiver or reimbursement occurred; provided that such recapture may not cause the Fund’s total operating expenses to exceed 0.49% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree).

Example.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels and that the Expense Limitation Agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$210	$383	$885

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. In seeking to achieve the Fund’s investment objective, Newfleet Asset Management, LLC (“Newfleet”), a division of Virtus Fixed Income Advisers, LLC, the Fund’s sub-adviser, applies a multi-sector investment approach to credit research to capitalize on opportunities across undervalued areas of the bond markets. Newfleet seeks to provide diversification by allocating the Fund’s investments among various sectors of the fixed income markets, including, without limitation: corporate investment-grade; corporate high-yield; bank loans; agency and non-agency mortgage-backed securities (“MBS”), including commercial MBS and residential MBS; non-U.S. dollar securities; emerging market high-yield securities; Yankee investment-grade bonds; agency and non-agency asset-backed securities (“ABS”); taxable municipal bonds; tax-exempt municipal bonds; and securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities.

The Fund’s fixed income investments may be issued by various types of issuers and may include some or all of the following:

•Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including, without limitation, collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities;

•Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets countries (i.e., those that are in the early stages of their economic development);

•Investment grade securities of U.S. and foreign issuers, including short-term securities; and,

•High yield debt instruments of U.S. and foreign issuers (commonly referred to a “junk bonds”), which may include bank loans (generally with floating rates).

The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.

The Fund may invest in securities of U.S. or foreign issuers of any maturity or credit quality rating. In addition, the Fund has no target duration for its investment portfolio and the Fund’s portfolio managers may target shorter or longer durations in response to their view of the fixed income markets generally or any sector thereof. From time to time, Newfleet may use Treasury futures, either long or short, to adjust total portfolio duration. With respect to credit quality, the Fund may invest in investment grade or non-investment grade securities, without limitation. There is no limitation to the Fund’s holdings in below investment grade securities or foreign issuers (as measured by country of risk).

The Fund may use derivatives, such as credit default swaps, to increase or hedge (decrease) investment exposure to various fixed income sectors and instruments.

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective. In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Fixed Income Investments Risks. Fixed income investments are subject to credit risk, interest rate risk, maturity risk, yield curve risk, prepayment risk and liquidity risk. These risks could affect the value of investments in which the Fund invests, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•Credit Risk. If the issuer of a fixed income instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the investment may decline.

•Interest Rate Risk. The values of fixed income investments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

•Liquidity Risk. Fixed income investments may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).

•Maturity Risk. The value of fixed income investments is dependent on their maturity. Generally, the longer the maturity of a fixed income investment, the greater its sensitivity to changes in interest rates.

•Yield Curve Risk. Yield curve risk refers to the risk that changes in interest rates may affect yields of fixed-income securities differently for securities with different maturities. If the yield curve flattens, then the spread between long- and short-term yields narrows and if the yield curve steepens, then the spread between long- and short-term yields increases.

•Prepayment Risk. Issuers may prepay or call their debt obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates, and the Fund may not benefit fully from the increase in value that other debt investments experience when interest rates decline.

Income Risk. Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

Junk Bonds or High Yield Securities Risk. There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield securities than investment grade securities.

Derivatives Risk. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.

Sovereign Debt Risk. The issuer of sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government.

Rule 144A Securities Risk. Investing in Rule 144A securities may reduce the liquidity of the Fund’s investments, and the Fund may be unable to sell the security at the desired time or price, if at all.

Foreign Investments Risk. Investing in loans and securities of foreign issuers subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

Emerging Markets Investments Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

MBS and ABS Risks. Changes in interest rates may cause both extension and prepayment risks for MBS and ABS. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.

U.S. Government Securities Risk. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities that are backed by the full faith and credit of the United States do not guarantee that the value of the securities will increase. In addition, not all U.S. government securities are backed by the full faith and credit of the United States and there is no guarantee that the U.S. government would provide financial support if not required to do so by law.

Loan Risk. In addition to the risks typically associated with high-yield/high-risk fixed income securities, the loans in which the Fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

Municipal Securities Risk. Municipal securities may be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. Because many municipal securities are issued to finance similar projects, especially those relating to education, healthcare, transportation, and utilities, conditions in those sectors can affect the overall municipal market.

Treasury Futures Contracts Risk. Treasury futures are futures contracts, which are subject to risks that include, without limitation: imperfect correlation between the underlying Treasury securities and the related futures contracts; unanticipated market movements, which are potentially unlimited; Newfleet’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors; and possible inefficiencies in the rolling of contracts and counterparty default.

Risks Related to Portfolio Turnover. The Fund’s principal investment strategies may result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

Tax Risk. The Fund’s investment program and the tax treatment of Fund distributions may be affected by the Internal Revenue Service (“IRS”) interpretations of the U.S. tax code, future changes in tax laws and regulations. There can be no assurance that any portion of the Fund’s income distributions will not be fully taxable as ordinary income.

Management Risk. Newfleet’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares.  Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•Cash Transactions Risk.  The Fund expects to generally effect its creations and redemptions entirely for cash, rather than for in-kind securities. Accordingly, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the

Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five year, and since inception compare with a broad-based index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

20%
10%
0%
-10%
-20%
7.86%
5.99%
(2.85)%
10.37%
7.50%
1.59%
(9.35)%
9.22%
5.97%
2016
2017
2018
2019
2020
2021
2022
2023
2024

•During the periods shown in the bar chart, the highest return for a calendar quarter was 9.54% (quarter ended 6/30/2020).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (9.18)% (quarter ended 3/31/2020).

Average Annual Total Returns – (For the Period Ended December 31, 2024)	1 Year	5 Years	Since Inception[1]
Before taxes	5.97%	2.76%	3.63%
After taxes on distributions[2]	3.52%	0.85%	1.68%
After taxes on distributions and sale of shares[2]	3.50%	1.27%	1.93%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.39%

(1)The Fund commenced operations on August 10, 2015.

(2)After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus Investment Advisers, LLC is the Fund’s investment adviser (the “Adviser” or “VIA”). ETFis Series Trust I (the “Trust”) and the Adviser have engaged Virtus Fixed Income Advisers, LLC (“VFIA”), operating through its division, Newfleet Asset Management (“Newfleet”), as the Fund’s sub-adviser to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”). VFIA is an affiliate of the Adviser. Prior to January 1, 2025, Virtus ETF Advisers LLC (“VEA”) was the Fund’s investment adviser. Effective January 1, 2025, VEA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Trust have been transferred to, and assumed by, VIA. Both VIA and VEA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc.

Portfolio Managers

The following employees of Newfleet are the Fund’s portfolio managers: David L. Albrycht, CFA (since August 2015) and Benjamin Caron, CFA (since August 2019). The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, VFIA or their affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.